Execution Version
FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of November 3, 2023 (the “Fifth Amendment Effective Date”), is by and among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Corporation (bry), a Delaware corporation (the “Parent” and, together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Parent, the Administrative Agent, the Issuing Bank and the Lenders are parties to that certain Credit Agreement, dated as of August 26, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of December 8, 2021, that certain Second Amendment to Credit Agreement and Limited Consent and Waiver dated as of May 2, 2022, that certain Third Amendment to Credit Agreement dated as of May 27, 2022, and that certain Fourth Amendment dated as of May 10, 2023, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.     The parties hereto desire to enter into this Fifth Amendment to, among other things, amend the Credit Agreement as set forth herein effective as of the Fifth Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.
2.1    Amendment to Introductory Paragraph. The introductory paragraph of the Credit Agreement is hereby amended by replacing the reference to “Valley Republic Bank” with a reference to “Tri Counties Bank”.
2.2    Additional Defined Terms. Section 1.02 of the Credit Agreement is hereby amended to add thereto in appropriate alphabetical order the following defined terms which shall read in their respective entireties as follows:
“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.
“Fifth Amendment Effective Date” means November 3, 2023.

2.3    Amended Defined Term. The definitions of “Free Cash Flow”, “Loan Document” and “Syndication Agent” set forth in Section 1.02 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:
“Free Cash Flow” means, for any fiscal quarter for which financial statements have been delivered (for purposes of Section 9.04(c)), (a) EBITDAX (without regard for any pro forma adjustments for Material Acquisitions or Material Dispositions) for such fiscal quarter minus (b) the increase (or plus the decrease) in Working Capital from the previous fiscal quarter (except any increase or decrease in Working Capital due to the reclassification of liabilities from short-term liabilities to long-term liabilities or vice versa) minus (c) the sum, in each case without duplication, of the following amounts paid during such fiscal quarter: (i) voluntary and scheduled cash prepayments and repayments of Debt during such fiscal quarter, in each case, which cannot be reborrowed pursuant to the terms of such Debt (and for the avoidance doubt, in the case of a voluntary or a mandatory prepayment of Borrowings, solely to the extent such prepayment is accompanied by a simultaneous and equivalent reduction in the Commitments), (ii) the aggregate amount actually paid in cash by the Loan Parties during such fiscal quarter on account of capital expenditures, (iii) interest expense paid in cash during such fiscal quarter, (iv) taxes paid in cash during such fiscal quarter, (v) exploration expenses paid in cash during such fiscal quarter, (vi) Restricted Payments made in cash (other than to the Borrower or any Guarantor and other than Restricted Payments made pursuant to Section 9.04(e)) during such fiscal quarter, (vii) Investments made in cash (other than any such Investments (A) to any Loan Party or any Restricted Subsidiary thereof to the extent permitted under this Agreement or (B) to Designated Basic NewCo to the extent permitted under Section 9.05(r) of this Agreement) during such fiscal quarter and (viii) to the extent not included in the foregoing and added back in the calculation of EBITDAX (other than Material Acquisitions or Material Dispositions) for such fiscal quarter, any other cash charge that reduces the earnings of the Loan Parties except, in the case of each of the foregoing clauses in this definition, to the extent financed with proceeds of issuances of any Equity Interests or capital contributions other than proceeds from Disqualified Capital. Notwithstanding anything to the contrary herein, amounts (not to exceed $53,000,000 in the aggregate) consisting of the cash purchase price paid by the Loan Parties to acquire Macpherson Energy Corporation and any of its subsidiaries prior to the Fifth Amendment Effective Date shall be disregarded in the calculation of Free Cash Flow for purposes of Section 9.04(e).
“Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Letter of Credit Fee Letters, the Security Instruments, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and any certificate or fee letter delivered under, or in connection with, this Agreement by or on behalf of the Borrower or any other Loan Party.
“Syndication Agent” means Tri Counties Bank in its role as syndication agent for the Lenders.
2.4    Amendment to Section 2.08(b). The first sentence of the penultimate paragraph of Section 2.08(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment, (ii) no Lender’s Revolving Credit Exposure shall exceed its Commitment, (iii) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base) and (iv) there shall be no more than twenty (20) Letters of Credit then outstanding.
2.5    Amendment of Cover Page. The cover page to the Credit Agreement is hereby amended by replacing the reference to “Valley Republic Bank” with a reference to “Tri Counties Bank”.
2.6    Amendment to Annex I. Annex I to the Credit Agreement is hereby amended by replacing the reference to “Valley Republic Bank” with a reference to “Tri Counties Bank”.
Section 3.    Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, the Administrative Agent and the Lenders constituting at least the Required Lenders hereby agree that, effective as of the Fifth Amendment Effective Date, the Borrowing Base shall be reaffirmed at $200,000,000, and the Borrowing Base shall remain at $200,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders constituting at least the Required Lenders acknowledge that (a) the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base that was scheduled to occur on or about November 1, 2023 for purposes of Section 2.07 of the Credit Agreement and (b) this Fifth Amendment constitutes a New Borrowing Base Notice for purposes of Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base redetermination provided for in this Section 3.
Section 4.    Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Fifth Amendment from the Loan Parties and the Lenders constituting at least the Required Lenders.
4.2    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fifth Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (iv) agrees, with respect to Parent, that its guarantee under Article XIII of the Credit Agreement remains in full force and effect with respect to the Guaranteed Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to this Fifth Amendment, except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fifth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Fifth Amendment, no Event of Default exists.
5.3    Counterparts. Delivery of an executed counterparty of a signature page of this Fifth Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
5.4    No Oral Agreement. THIS FIFTH AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    Governing Law. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.8    Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9    Loan Document. This Fifth Amendment constitutes a Loan Document under and as defined in the Credit Agreement.
[Signature Pages Follow.]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:	BERRY PETROLEUM COMPANY, LLC

By: /s/ Michael S. Helm
Name: Michael S. Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

PARENT:	BERRY CORPORATION (BRY)

By: /s/ Michael S. Helm
Name: Michael S. Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By: /s/ Michael A. Harvey
Name: Michael A. Harvey
Title: Authorized Officer

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

LENDERS:	KEYBANK NATIONAL
ASSOCIATION, as a Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

BOKF, NA as a Lender

By: /s/ Bradley Kuhn
Name: Bradley Kuhn
Title: Senior Vice President

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

TRI COUNTIES BANK, as a Lender

By: /s/ Aytom Salomon
Name: Aytom Salomon
Title: SVP, Commercial Division Manager & Market President

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

CAPITAL ONE, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

CATHAY BANK, as a Lender

By: /s/ Stephen V Bacala II
Name: Stephen V Bacala II
Title: First Vice President

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

GOLDMAN SACHS LENDING
PARTNERS LLC, as a Lender

By: /s/ Andrew Vernon
Name: Andrew Vernon
Title: Authorized Signatory

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

MACQUARIE BANK LIMITED,
as a Lender

By: /s/ Ian Steddon
Name: Ian Steddon
Title: Division Director

By: /s/ John Robbie
Name: John Robbie
Title: Assoc. Director

(MBL POA #3322 dated 18 January 2023, signed in London)

    [Signature Page to Fifth Amendment to Credit Agreement – Berry Petroleum Company, LLC]